UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2008 (February 5, 2008)

BERRY PLASTICS CORPORATION (f/k/a BERRY PLASTICS HOLDING CORPORATION) (Exact name of Registrant as specified in its charter)
Delaware (State of Incorporation)	Delaware (State of Incorporation)
033-75706 (Commission File Numbers)
35-1814673 (I.R.S. Employer Identification No.)	35-1813706 (I.R.S. Employer Identification No.)
101 Oakley Street Evansville, Indiana (Address of principal executive offices)	47710 (Zip Code)
(812) 424-2904 (Registrant’s telephone number, including area code)
N.A. (Former Name or Former Address, if Changed Since Last Report)	N.A. (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                       Entry into a Material Definitive Agreement.

On February 5, 2008, Berry Plastics Corporation (f/k/a Berry Plastics Holding Corporation) (“Berry Plastics”) entered into a Senior Secured Bridge Loan Credit Agreement with Bank of America, N.A. (“Bank of America”), as administrative agent and collateral agent, the lenders party thereto, and the other agents party thereto, pursuant to which Berry Plastics obtained a $520.0 million bridge loan facility (the “bridge facility” and loans pursuant thereto, “bridge loans”).  Berry Plastics’ obligations under the bridge facility are guaranteed by each of Berry Plastics’ existing and future direct or indirect domestic subsidiaries that is a restricted subsidiary, subject to certain exceptions, and are secured by pledges of certain of the assets of Berry Plastics and such subsidiaries.  The rights of the lenders of bridge loans to receive the proceeds of certain collateral, including receivables, inventory and general intangibles, are subject to the prior payment of all of Berry Plastics and the guarantor subsidiaries’ obligations under Berry Plastics’ revolving credit facility and certain other obligations and are equal to the rights of lenders under the term loan facility and holders of certain other obligations. The rights of the lenders under the bridge facility to receive the proceeds of all other collateral securing the bridge loans are contractually equal to the rights of the lenders under Berry Plastics’ term loan facility and the holders of certain other obligations and prior to the rights of the lenders under the revolving credit facility and holders of certain other obligations.

Interest on the bridge facility accrues at a rate equal to an applicable margin plus, at our option, either (a) a base rate (“Base Rate”) determined by reference to the higher of (1) the prime rate of Bank of America, as administrative agent, and (2) the U.S. federal funds rate plus 1/2 of 1% or (b) a eurodollar rate (“LIBOR”) determined by reference to the costs of funds for eurodollar deposits in the London interbank market for the interest period relevant to such borrowing, adjusted for certain costs. The initial applicable margin for LIBOR rate borrowings will be 4.00% per annum, and the initial applicable rate for Base Rate borrowings will be 3.00% per annum. At the end of the six-month period commencing on the closing date of the bridge facility, the applicable margin will increase by 0.50% per annum, and at the end of each three-month period thereafter, the applicable margin will increase by 0.50% per annum, provided that the applicable premium shall at no time exceed 5.25% per annum in respect of LIBOR rate borrowings and shall at no time exceed 4.25% per annum in respect of Base Rate borrowings. Berry Plastics is required to repay the bridge loans with, subject to certain exceptions and reinvestment rights, the net proceeds of the issuance of certain types of indebtedness, the net proceeds of certain equity securities, and the net proceeds from any non-ordinary course asset sales in excess of amounts either reinvested or otherwise required to be paid to the lenders under Berry Plastics’ term loan facility and revolving credit facility.

The bridge facility contains negative covenants substantially identical to those in the indenture relating to Berry Plastics’ existing second-priority notes, and contains affirmative covenants,  representations and warranties and events of default substantially identical to those in Berry Plastics’ existing term loan facility.

The bridge facility matures on the one-year anniversary of the closing date thereof. On that date, provided that an event of default is not continuing with respect to Berry Plastics’ existing term loan facility, revolving facility or second priority notes, and provided that no bankruptcy event of default is continuing with respect to the bridge facility, any outstanding bridge loans will convert into senior secured term loans (the “permanent term loan facility”, and loans thereunder “permanent term loans”) that mature on the seventh anniversary of the closing date of the bridge facility.

Holders of permanent term loans will have the right, under certain circumstances, to require the company to exchange their permanent term loans for exchange notes (the “exchange notes”), in a private placement exempt from the Securities Act. The exchange notes will have the same maturity as the permanent term loans and will bear interest at a floating rate equal to the interest rate on the permanent term loan surrendered in exchange for such exchange notes.  The exchange notes would be redeemable, at Berry Plastics’ option, prior to the two-year anniversary of the closing date of the bridge facility at a price equal to 100% of the principal amount of the exchange notes redeemed, plus accrued and unpaid interest and additional interest, if any, to the redemption date, plus an “applicable premium.” On or after the two year anniversary of the closing date of the bridge facility but prior to the three year anniversary, Berry Plastics could redeem the exchange notes at 102% of the principal amount redeemed plus accrued and unpaid interest thereon to the date of redemption. On or after the three year anniversary of the closing date of the bridge facility but prior to the four year anniversary, Berry Plastics could redeem the exchange notes at 101% of the principal amount redeemed plus accrued and unpaid interest thereon to the date of redemption. On or after the four year anniversary of the closing date of the bridge facility, Berry Plastics could redeem the exchange notes at 100% of the principal amount redeemed plus accrued and unpaid interest thereon to the date of redemption.  If a change of control were to occur, Berry Plastics would be required to give holders of exchange notes an opportunity to sell their notes at a purchase price equal to 101% of the outstanding principal amount thereof plus accrued and unpaid interest. The indenture relating to the exchange notes would contain covenants and events of default substantially similar to those in the indenture governing Berry Plastics’ existing second priority notes.  Holders of the exchange notes would be entitled to certain registration rights in respect thereof.

At any time prior to the one-year anniversary of the closing date of the bridge facility, the arrangers of the bridge facility have the right to compel Berry Plastics to publicly sell or privately place senior secured debt (“refinancing debt”) and use the proceeds to repay all or a portion of the bridge facility.  The interest rate on the refinancing debt shall not exceed LIBOR in effect from time to time plus 5.25% per annum.  If the arrangers so determine, the refinancing debt will be issued with original issue discount of up to 3% of the face amount thereof.  The maturity of any refinancing debt will be no earlier than the maturity of the permanent term loan facility, the ranking and guarantees will be substantially similar to those in respect of the bridge facility, the negative covenants will be substantially similar to those in the indenture governing our existing second priority notes and the affirmative covenants will be substantially similar either to those in the indenture governing our existing second priority notes or to those in our existing term loan facility.

The administrative agent and certain of the parties to the bridge facility and certain of their respective affiliates have performed in the past, and may perform in the future, banking, investment banking and other advisory services for Berry Plastics and its affiliates from time to time for which they have received, and will receive, customary fees and expenses.

In connection with the acquisition of Captive Holdings, Inc. described in Item 2.01 below, Captive Holdings, Inc. and certain of its subsidiaries became parties to the guarantee and collateral agreement relating to Berry Plastics’ existing term loan facility and revolving credit facility. They also became guarantors under the indenture governing Berry Plastics’ second priority notes and the indentures governing Berry Plastics’ senior subordinated notes and became parties to the collateral agreement relating to Berry Plastics’ second priority notes.

Item 2.01                      Completion of Acquisition or Disposition of Assets

On February 5, 2008, Berry Plastics completed its purchase from Captive Holdings, LLC (“Seller”) of 100% of the outstanding capital stock (the “Shares”) of Captive Holdings, Inc., the parent company of Captive Plastics, Inc. (“Captive”).  Pursuant to a Stock Purchase Agreement, dated

December 21, 2007, as amended as of January 25, 2008 (the “Purchase Agreement”), the aggregate purchase price for the Shares was approximately $500 million, subject to certain post-closing upward or downward adjustments.  Captive manufacturers blow-molded bottles and injection-molded closures for the food, healthcare, spirits and personal care end markets.

In accordance with the terms of the Purchase Agreement and the Escrow Agreement (the “Escrow Agreement”), dated February 5, 2008, by and among Berry Plastics, Seller and JPMorgan Chase Bank, National Association, as escrow agent, approximately $17 million of the purchase price was deposited in a third-party escrow account as security for any post-closing purchase price adjustments, indemnification claims against Seller and post-closing retention payments to certain Captive employees.

To finance the purchase of the Shares, Berry Plastics used the proceeds of the bridge loans made pursuant to the bridge facility described under Item 1.01 above.

Berry Plastics is a wholly owned subsidiary of Berry Plastics Group, Inc. (“Berry Group”) which is majority owned by affiliates of Apollo Management, L.P.  An affiliate of the private equity firm, Graham Partners, L.P. is also a shareholder of Berry Group.

A press release issued by Berry Plastics is attached as Exhibit 99.1 hereto

Item 2.03                      Creation of a Direct Financial Obligation or an Obligation under an Off-BalanceSheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference herein.

Item 9.01                       Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.1            Senior Secured Bridge Loan Credit Agreement dated as of February 5,
2008 among Berry Plastics Corporation (f/k/a Berry Plastics Holding
Corporation), Bank of America, N.A., as administrative agent and collateral agent, the lenders party thereto, and the other agents party thereto.

Exhibit 10.2            Supplemental Indenture dated as of February 5, 2008, among Berry
Plastics Corporation (f/k/a Berry Plastics Holding Corporation), the
guarantors identified therein and Wells Fargo Bank, National
Association, as trustee.

Exhibit 10.3            Supplemental Indenture dated as of February 5, 2008, among Berry
Plastics Corporation (f/k/a Berry Plastics Holding Corporation), the
guarantors identified therein and Wells Fargo Bank, National
Association, as trustee.

Exhibit 10.4            Supplemental Indenture dated as of February 5, 2008, among Berry
Plastics Corporation (f/k/a Berry Plastics Holding Corporation), the
guarantors identified therein and Wells Fargo Bank, National Association, as trustee.

Exhibit 10.5            Supplement dated as of February 5, 2008 to the Collateral Agreement dated as of September 20, 2006 among Berry Plastics Corporation
(f/k/a Berry Plastics Holding Corporation), each subsidiary identified therein as a party and Wells Fargo Bank, National Association, as collateral agent.

Exhibit 10.6            Supplemental Indenture dated as of December 27, 2007, among Berry
Plastics Corporation (f/k/a Berry Plastics Holding Corporation), the
guarantors identified therein and Wells Fargo Bank, National
Association, as trustee.

Exhibit 10.7            Supplemental Indenture dated as of December 27, 2007, among Berry
Plastics Corporation (f/k/a Berry Plastics Holding Corporation), the
guarantors identified therein and Wells Fargo Bank, National
Association, as trustee.

Exhibit 10.8            Supplemental Indenture dated as of December 27, 2007, among Berry
Plastics Corporation (f/k/a Berry Plastics Holding Corporation), the
guarantors identified therein and Wells Fargo Bank, National
Association, as trustee.

Exhibit 10.9            Third Supplemental Indenture dated as of May 7, 2007, among Berry
Plastics Corporation (f/k/a Berry Plastics Holding Corporation), the
guarantors identified therein and Wells Fargo Bank, National
Association, as trustee.

Exhibit 10.10          Third Supplemental Indenture dated as of May 7, 2007, among Berry
Plastics Corporation (f/k/a Berry Plastics Holding Corporation), the
guarantors identified therein and Wells Fargo Bank, National
Association, as trustee.

Exhibit 10.11          Third Supplemental Indenture dated as of May 7, 2007, among Berry
Plastics Corporation (f/k/a Berry Plastics Holding Corporation), the
guarantors identified therein and Wells Fargo Bank, National
Association, as trustee.

Exhibit 10.12          Supplement No. 2 dated as of May 7, 2007 to the Collateral
Agreement dated as of September 20, 2006 among Berry Plastics
Corporation (f/k/a Berry Plastics Holding Corporation), each subsidiary identified therein as a party and Wells Fargo Bank,
National Association, as collateral agent.

Exhibit 99.1            Press release, dated February 5, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERRY PLASTICS CORPORATION (f/k/a BERRY PLASTICS HOLDING CORPORATION)

Date: February 11, 2008	By:	/s/James M. Kratochvil
Name: James M. Kratochvil Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

10.1
Senior Secured Bridge Loan Credit Agreement dated as of February 5,  2008 among Berry Plastics Corporation (f/k/a Berry Plastics Holding  Corporation), Bank of America, N.A., as administrative agent and collateral agent, the lenders party thereto, and the other agents party thereto.

10.2
Supplemental Indenture dated as of February 5, 2008, among Berry Plastics Corporation (f/k/a Berry Plastics Holding Corporation), the guarantors identified therein and Wells Fargo Bank, National Association, as trustee.

10.3
Supplemental Indenture dated as of February 5, 2008, among Berry Plastics Corporation (f/k/a Berry Plastics Holding Corporation), the guarantors identified therein and Wells Fargo Bank, National Association, as trustee.

10.4
Supplemental Indenture dated as of February 5, 2008, among Berry Plastics Corporation (f/k/a Berry Plastics Holding Corporation), the guarantors identified therein and Wells Fargo Bank, National Association, as trustee.

10.5
Supplement dated as of February 5, 2008 to the Collateral Agreement dated as of September 20, 2006 among Berry Plastics Corporation (f/k/a Berry Plastics Holding Corporation), each subsidiary identified therein as a party and Wells Fargo Bank, National Association, as collateral agent.

10.6
Supplemental Indenture dated as of December 27, 2007, among Berry Plastics Corporation (f/k/a Berry Plastics Holding Corporation), the guarantors identified therein and Wells Fargo Bank, National Association, as trustee.

10.7
Supplemental Indenture dated as of December 27, 2007, among Berry Plastics Corporation (f/k/a Berry Plastics Holding Corporation), the guarantors identified therein and Wells Fargo Bank, National Association, as trustee.

10.8
Supplemental Indenture dated as of December 27, 2007, among Berry Plastics Corporation (f/k/a Berry Plastics Holding Corporation), the guarantors identified therein and Wells Fargo Bank, National Association, as trustee.

10.9
Third Supplemental Indenture dated as of May 7, 2007, among Berry Plastics Corporation (f/k/a Berry Plastics Holding Corporation), the guarantors identified therein and Wells Fargo Bank, National Association, as trustee.

10.10
Third Supplemental Indenture dated as of May 7, 2007, among Berry Plastics Corporation (f/k/a Berry Plastics Holding Corporation), the guarantors identified therein and Wells Fargo Bank, National Association, as trustee.

10.11
Third Supplemental Indenture dated as of May 7, 2007, among Berry Plastics Corporation (f/k/a Berry Plastics Holding Corporation), the guarantors identified therein and Wells Fargo Bank, National Association, as trustee.

10.12
Supplement No. 2 dated as of May 7, 2007 to the Collateral Agreement dated as of September 20, 2006 among Berry Plastics Corporation (f/k/a Berry Plastics Holding Corporation), each subsidiary identified therein as a party and Wells Fargo Bank, National Association, as collateral agent.

99.1	Press Release, dated February 5, 2008